                         FIRST SUPPLEMENTAL INDENTURE


     This First Supplemental Indenture (herein so called) is dated as of March 17, 1998, among Spinnaker Industries, Inc., a Delaware corporation (the "Company"), Central Products Company, a Delaware corporation, Spinnaker Coating, Inc., a Delaware corporation, formerly known as Brown-Bridge Industries, Inc., Entoleter, Inc., a Delaware corporation, Spinnaker Coating-Maine, Inc., a Delaware corporation ("SCMI"), and The Chase Manhattan Bank, a banking corporation organized and existing under the laws of the State of New York, as Trustee. Each defined term used herein shall have the meaning assigned to it in the Indenture (hereinafter defined), unless the context hereof otherwise requires or provides.

                                       RECITALS

     1    As of October 23, 1996, the Company, the Guarantors and the Trustee
executed an Indenture (the "Indenture") providing for the issuance of $115,000,000 of the Company's 10 3/4% Senior Secured Notes Due 2006, Series B (the "Securities").

     2    Section 4.17 of the Indenture permits, among other things,
Restricted Subsidiaries to guarantee Indebtedness if the Restricted Subsidiary becomes a Guarantor by executing a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of the Indenture as a Guarantor and executes a Guarantee.

     3    SCMI is a Restricted Subsidiary that proposes to guarantee certain indebtedness of the Company.

     4    Section 9.01(a)(iv) of the Indenture permits the Indenture to be amended or supplemented to add Guarantees with respect to the Securities without the consent of any Securityholder.

     5    The Company, the Guarantors, SCMI, and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Securities:

                                      ARTICLE 1

                                 ADDITIONAL GUARANTOR

     Section 1.01   GUARANTY.   SCMI, by executing this First Supplemental
Indenture, agrees to be bound by the terms of the Indenture as a Guarantor and agrees to execute a Guarantee.

FIRST SUPPLEMENTAL INDENTURE                                            PAGE 1

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     Section 1.02   SCHEDULE I.  Schedule I to the Indenture is amended by
adding the following:

                                                            REGISTERED OWNER
       DESCRIPTION OF SHARES             ISSUER              (AND PLEDGOR)
       ---------------------             ------               -----------

         1,000 shares of           Spinnaker Coating--         Spinnaker
           Common Stock                Maine, Inc.           Coating, Inc.



                                   ARTICLE 2

                                 MISCELLANEOUS

     Section 2.01 FURTHER ASSURANCES. The parties will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purpose of this First Supplemental Indenture.

     Section 2.02 TRUST INDENTURE ACT CONTROLS. If any provision of this First Supplemental Indenture limits, qualifies, or conflicts with another provision hereof that is required to be included in this First Supplemental Indenture by the TIA, the required provision shall control.

     Section 2.03 COUNTERPART ORIGINALS. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all of them together represent the same agreement.

     Section 2.04 HEADINGS. Headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture, and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 2.05 GOVERNING LAW. This First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     Section 2.06 SUCCESSORS. All agreements of the Company, the Guarantors, and the Trustee in this First Supplemental Indenture shall bind their successors.

     Section 2.07 SEVERABILITY. In case any provision in this First Supplemental Indenture shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

FIRST SUPPLEMENTAL INDENTURE                                            PAGE 2

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     Section 2.08   INDENTURE REMAINS IN FULL FORCE AND EFFECT.  Except to
the extent amended hereby or in connection herewith, all terms, provisions and conditions of the Indenture, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms. Except as specifically modified herein, the Indenture remains unchanged and in full force and effect.

     Section 2.09 NO THIRD PARTY BENEFITS. Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture, and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under the Indenture.

     Section 2.10 THE TRUSTEE. The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this First Supplemental Indenture, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

                              SPINNAKER INDUSTRIES, INC.



                              By:  /s/ Mark R. Matteson
                                  -------------------------------
                              Name:    Mark R. Matteson
                                    -----------------------------
                              Title:   Vice President,
                                       Corporate Development
                                    -----------------------------



                               CENTRAL PRODUCTS COMPANY



                              By:  /s/ Mark R. Matteson
                                  -------------------------------
                              Name:    Mark R. Matteson
                                    -----------------------------
                              Title:   Vice President
                                    -----------------------------



FIRST SUPPLEMENTAL INDENTURE                                            PAGE 3

                              SPINNAKER COATING, INC.



                              By:  /s/ Mark R. Matteson
                                  -------------------------------
                              Name:    Mark R. Matteson
                                    -----------------------------
                              Title:   Vice President
                                    -----------------------------




                              ENTOLETER, INC.



                              By:  /s/ Mark R. Matteson
                                  -------------------------------
                              Name:    Mark R. Matteson
                                    -----------------------------
                              Title:   Vice President
                                    -----------------------------



                              SPINNAKER COATING-MAINE, INC.



                              By:  /s/ Mark R. Matteson
                                  -------------------------------
                              Name:    Mark R. Matteson
                                    -----------------------------
                              Title:   Vice President
                                    -----------------------------



                              THE CHASE MANHATTAN BANK, as Trustee



                              By:  /s/ Glenn G. McKeever
                                  -------------------------------
                              Name:    Glenn G. McKeever
                                    -----------------------------
                              Title:   Senior Trust Officer
                                    -----------------------------



FIRST SUPPLEMENTAL INDENTURE                                            PAGE 4